Consolidated Statements of Financial Condition (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, shares authorized (in shares)	22,500,000	22,500,000
Common stock, shares issued (in shares)	5,616,438	5,603,570
Common stock, shares outstanding (in shares)	5,616,438	5,603,570
AOCI Tax, Attributable to Parent	$ 25,362	$ 29,355